SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

GENE LOGIC INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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GENE LOGIC INC.

708 Quince Orchard Road
Gaithersburg, Maryland 20878

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 6, 2002

TO THE STOCKHOLDERS OF GENE LOGIC INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GENE LOGIC INC., a Delaware corporation (the “Company”), will be held on Thursday, June 6, 2002 at 3:00 pm. Eastern Daylight Time at the Company’s executive offices, 708 Quince Orchard Road, Gaithersburg, Maryland 20878, for the following purposes:

1. To elect Mark D. Gessler and J. Stark Thompson, Ph.D. as directors to serve for a term of three years.

2. To approve the Company’s 1997 Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,000,000 shares.

3. To approve the Company’s 1997 Non-Employee Directors’ Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 250,000 shares.

4. To approve the Company’s Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 250,000 shares.

5. To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2002.

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on April 8, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

Mark D. Gessler
Chairman of the Board of Directors

Gaithersburg, Maryland
April 15, 2002

      All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

GENE LOGIC INC.

708 Quince Orchard Road
Gaithersburg, Maryland 20878

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

JUNE 6, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

      The enclosed proxy is solicited on behalf of the Board of Directors of GENE LOGIC INC., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on June 6, 2002, at 3:00 p.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company’s executive offices, 708 Quince Orchard Road, Gaithersburg, Maryland 20878. The Company intends to mail this proxy statement and accompanying proxy card on or about April 15, 2002 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

      The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company’s request, Mellon Investor Services LLC. No additional compensation will be paid to directors, officers or other regular employees for such services, but Mellon Investor Services LLC will be paid its customary fee, estimated to be $9,500, if it renders solicitation services.

VOTING RIGHTS, OUTSTANDING SHARES AND QUORUM

      Only holders of record of Common Stock at the close of business on April 8, 2002 will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on April 8, 2002, the Company had outstanding and entitled to vote 26,906,462 shares of Common Stock. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum for the Annual Meeting.

      Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

      All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not considered “entitled to vote” and are not counted for any purpose in determining whether the matters to be voted upon have been approved.

REVOCABILITY OF PROXIES

      Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s executive office, 708 Quince Orchard Road, Gaithersburg, Maryland 20878, written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

      The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2003 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 16, 2002. A stockholder proposal or a nomination for director to be presented at next year’s annual meeting that will not be included in the Company’s proxy statement and proxy must generally be submitted no earlier than the close of business on February 6, 2003 and not later than the close of business on March 8, 2003. Stockholders should review the Company’s Amended and Restated Bylaws, which contain this and other requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

      The Board of Directors is presently composed of six members, with one additional vacancy. There are two directors in the class whose term of office expires in 2002. Each of the nominees for election to this class is currently a director of the Company. If elected at the Annual Meeting, each of the nominees would serve until the 2005 annual meeting of stockholders and until his successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

      Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. The persons nominated for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

      The following table sets forth the names of the Board of Directors’ nominees for election as directors and those directors who will continue to serve after the Annual Meeting. Also set forth is certain other information with respect to each such person’s age, the periods during which he has served as a director and positions currently held with the Company.

		Director	Expiration Of
Nominees For A Three-Year Term	Age	Since	Term	Positions Held With The Company

Mark D. Gessler (3)	40	2000	2002	Chairman of the Board of Directors,
				Chief Executive Officer and President
J. Stark Thompson, Ph.D. (1)(2)	60	2002	2002	Director

Continuing Directors

Charles L. Dimmler III (1)(2)	60	1996	2003	Director
G. Anthony Gorry, Ph.D. (1)(2)	61	1997	2003	Director
Jules Blake, Ph.D. (1)(2)	77	1994	2004	Director
Michael J. Brennan, M.D., Ph.D. (3)	44	1995	2004	Director

(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.

(3)	Member of Nominating Committee.

      Set forth below is biographical information for the persons nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A TERM EXPIRING AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS

      Mark D. Gessler. Mr. Gessler has served as our Chairman of the Board of Directors since April 2001, as our Chief Executive Officer since June 2000 and as our President since January 1999. Mr. Gessler has also served as a director since March 2000. From January 1999 through June 2000, Mr. Gessler served as our Chief Operating Officer. From prior to April 1997 to October 1999, Mr. Gessler served as our Chief Financial Officer. From prior to April 1997 to January 1999, Mr. Gessler served as our Senior Vice President, Corporate Development. Mr. Gessler holds an MBA from the University of Tennessee.

      J. Stark Thompson, Ph.D. Dr. Thompson has served as a director of the Company since February 2002. From 1988 until his retirement in 2000, Dr. Thompson served as the President, Chief Executive Officer and as a director of Life Technologies, Inc., a developer, manufacturer and supplier of products and services for life science research. Dr. Thompson has a Ph.D. in Physiological Chemistry from Ohio State University.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

      Charles L. Dimmler III. Mr. Dimmler has served as a director of the Company since May 1996. In 2001, he became Chief Investment Officer of H. Lundbeck A/S, a pharmaceutical company listed on the Copenhagen stock exchange. In 2001, Mr. Dimmler was President and Chief Executive Officer and thereafter became Chairman of the Board of Directors of Lundbeck, Inc., a pharmaceutical company and subsidiary of H. Lundbeck A/S. From January 2000 to September 2001, Mr. Dimmler served as a Managing Director of Burrill & Company, a private merchant banking firm specializing in the life science industries. From prior to April 1997 until December 1999, Mr. Dimmler was an investment officer of Cross Atlantic Partners Funds and an operating officer of Cross Atlantic Partners, Inc., a manager of private equity funds. From prior to April 1997 until December 1998, Mr. Dimmler was a General Partner of Hambro International Equity Partners, a private equity fund.

      G. Anthony Gorry, Ph.D. Dr. Gorry has served as a director of the Company since January 1997. Since July 2000, Dr. Gorry has been the Friedkin Professor of Management and Professor of Computer Science at Rice University where he also serves as the Director of the Center for Technology in Teaching and Learning. From prior to April 1997 through July 2000, he was Vice President, Information Technology at Rice. Dr. Gorry directs a training grant on computational biology funded by the National Library of Medicine. He is also Adjunct Professor of Neuroscience at Baylor College of Medicine. Dr. Gorry holds a B.Eng. from Yale University, an M.S. in chemical engineering from the University of California, Berkeley and a Ph.D. in computer science from the Massachusetts Institute of Technology. He is a Member of the Institute of Medicine of the National Academy of Sciences and a Fellow of the American College of Medical Informatics.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

      Jules Blake, Ph.D. Dr. Blake has served as a director of the Company since our inception in September 1994. From 1973 until his retirement in 1989, Dr. Blake served as Vice President of Research and Development and Vice President, Corporate Scientific Affairs, for Colgate-Palmolive, Inc. Dr. Blake serves on the board of directors of the public company Martek Biosciences Corporation. Dr. Blake holds a Ph.D. in organic chemistry from the University of Pennsylvania.

      Michael J. Brennan, M.D., Ph.D. Dr. Brennan has served as a director since December 1995 and as our Chairman of the Board of Directors from March 2000 through April 2001. He served as our Chief Executive

Officer from December 1995 through June 2000 and as our President from December 1995 through January 1999. Since September 2000, Dr. Brennan has been a General Partner of Oxford Biosciences Partners, a venture capital firm specializing in the financing of early stage healthcare companies. Dr. Brennan received a Ph.D. in neurobiology and an M.D. from the University of Witwatersrand, Johannesburg, South Africa.

BOARD COMMITTEES AND MEETINGS

      During 2001, the Board of Directors held ten meetings. The Board has an Audit Committee, Compensation Committee and Nominating Committee.

      The Audit Committee meets with the Company’s independent auditors to review the scope, plans and results of the annual audit and to discuss the financial statements and the independent auditors’ independence from management and the Company; recommends to the Board the independent auditors to be retained; and receives and considers the accountants’ comments as to controls, adequacy of staff and management performance and procedures in connection with the audit. The Audit Committee is composed of four non-employee directors: Drs. Blake, Gorry and Thompson and Mr. Dimmler (Chairman). It met six times during 2001. The Audit Committee is governed by a written charter approved by the Board of Directors. Each of the members of the Audit Committee is independent, as defined by the Nasdaq National Market listing standards.

      The Compensation Committee makes recommendations concerning salaries and incentive compensation of senior executives, awards stock options under the Company’s stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of four non-employee directors: Drs. Blake, Gorry (Chairman) and Thompson and Mr. Dimmler. It met seven times during 2001.

      The Nominating Committee makes recommendations to the Board concerning a new member to fill a vacancy (including a vacancy created by an increase in the Board of Directors). The Nominating Committee is composed of two directors: Dr. Brennan and Mr. Gessler. The Nominating Committee will consider nominees for directors nominated by stockholders upon submission in writing to the Secretary of the Company of the names of such nominees in accordance with the Company’s Bylaws. The Nominating Committee did not meet during 2001.

      During 2001, each Board member participated in 75% or more of the aggregate of the meetings of the Board and of the committees on which he served that were held during the period for which he was a director or committee member, respectively.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN

      In September 1997, the Board adopted, and the stockholders subsequently approved, the Company’s 1997 Equity Incentive Plan (the “Incentive Plan”), which was an amended and restated version of the Company’s 1996 Stock Plan. The Incentive Plan has been amended and restated and currently provides for issuance of up to 8,600,000 shares of Common Stock.

      In March 2002, the Board amended the Incentive Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Incentive Plan from a total of 8,600,000 shares to a total of 9,600,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board. The Board also amended the Incentive Plan to (i) discontinue grants thereunder to non-employee and outside directors; (ii) discontinue awards of stock bonuses and restricted stock; (iii) increase the minimum exercise price for nonstatutory stock options from 85% to 100% of the fair market value of the Common Stock on the grant date; (iv) require that any shares of Common Stock used by an optionee to pay the exercise price and any tax withholdings under a stock option must have been held by the optionee for over six months; and (v) make certain other non-material amendments.

      As of April 1, 2002, awards (net of canceled or expired awards) covering an aggregate of 7,902,865 shares of the Company’s Common Stock had been granted under the Incentive Plan. Of the total shares authorized, 697,135 shares of Common Stock (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellation, termination or expiration of awards) remained available for future grant under the Incentive Plan.

      Stockholders are requested in this Proposal 2 to approve the amendments to the Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendments to the Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not considered “entitled to vote” and are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

      The essential features of the Incentive Plan are outlined below:

GENERAL

      The Incentive Plan provides for the grant of incentive stock options and nonstatutory stock options (collectively “awards”). Incentive stock options granted under the Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” below for a discussion of the tax treatment of awards.

PURPOSE

      The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. As of April 1, 2002, all of the employees and consultants of the Company and its affiliates are eligible to participate in the Incentive Plan.

ADMINISTRATION

      The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

      The Board has the power to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. At the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the “Board” refers to any committee the Board appoints, as well as to the Board itself.

      In order that awards under the Incentive Plan constitute “qualified performance-based compensation” thereunder, the regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be “outside directors.” The Incentive Plan provides that, in the Board’s discretion, directors serving on the committee may be “outside directors” within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate; (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified retirement plan); (iii) current and former officers of the Company or an affiliate; (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director); and (v) persons otherwise not considered an “outside director” for purposes of Section 162(m). The definition of an “outside director” under Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act.

ELIGIBILITY

      Incentive stock options may be granted under the Incentive Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers and employee directors) and consultants of both the Company and its affiliates are eligible to receive nonstatutory stock options under the Incentive Plan.

      No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

      No person may be granted options under the Incentive Plan exercisable for more than 700,000 shares of Common Stock in any calendar year (“Section 162(m) Limitation”). Any such award which is terminated, surrendered or cancelled shall nonetheless continue to count towards this maximum annual grant limit.

STOCK SUBJECT TO THE INCENTIVE PLAN

      Subject to stockholder approval of this proposal, an aggregate of 9,600,000 shares of Common Stock will be reserved for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the Incentive Plan.

TERMS OF OPTIONS

      The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

      Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant. As of April 1, 2002, the closing price of the Company’s Common Stock as reported on the Nasdaq National Market was $18.99 per share.

      The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other Common Stock of the Company held by the optionee for over six months; (ii) pursuant to a deferred payment or other arrangement; or (iii) in any other form of legal consideration acceptable to the Board. Such legal consideration may include payment pursuant to an irrevocable direction to a broker to deliver to the Company proceeds from the sale of Common Stock to be issued under the option to pay the exercise price of the stock option and, in the case of a nonstatutory stock option, any tax withholdings.

      Option Exercise. Options granted under the Incentive Plan may become exercisable in cumulative increments (“vest”) as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest monthly over a period of two to four years during the participant’s employment by, or service as a consultant to, the Company or an affiliate (collectively, “service”). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. Of certain options granted recently, 50% of the option vests upon the date of grant and the balance vests monthly over a period of one to two years. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event, the Company shall be able to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, or by delivering already-owned Common Stock of the Company which has been held by the optionee for over six months or by a combination of these means; provided however, that the fair market value of any shares of Common Stock delivered shall not be in excess of the minimum amount of tax withholding required by statute.

      Term. The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see “Eligibility” above) the maximum term is five years. Options under the Incentive Plan issued to date generally terminate three months after termination of the participant’s service unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; (iii) such termination is for “cause” as defined in the option agreement in which case the option may terminate immediately; or (iv) the option, by its terms, specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant’s death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

RESTRICTIONS ON TRANSFER

      The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable. Shares subject to repurchase by the Company may be subject to restrictions on transfer that the Board deems appropriate.

ADJUSTMENT PROVISIONS

      Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company, may result in changes to the stock that is subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Incentive Plan and the Section 162(m) Limitation and outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

      The Incentive Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified types of merger or other corporate reorganization (“change in control”), any surviving or acquiring corporation will be required to either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive Plan. If any surviving or acquiring corporation declines to assume awards outstanding under the Incentive Plan, or to substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which such awards may be exercised will be accelerated, and such awards will terminate if the participant does not exercise them before a change in control. In the event that any person who was providing services as an employee, director or consultant immediately prior to the consummation of a change of control is terminated other than for cause within 12 months following such change of control, any stock awards held by such persons shall immediately become vested and exercisable or free from repurchase rights, subject to any separate severance agreement (see “Compensation of Executive Officers — Employment Agreements and Termination of Employment Arrangements” below). The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

      The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time. Unless sooner terminated, the Incentive Plan will terminate on September 29, 2007.

      The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any Nasdaq or securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

      The following is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the rights granted under the Incentive Plan. This summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which a participant may reside. Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 38.6% for 2002. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

      Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

      There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

      If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

      Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be either long-term or short-term depending on whether the stock was held for more than one year.

      To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of

Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

      Nonstatutory Stock Options. Nonstatutory stock options granted under the Incentive Plan generally have the federal income tax consequences described below.

      There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects, pursuant to Code Section 83(b), to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

      Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

      Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

      Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders. It is intended that stock options issued under the Incentive Plan, as amended, will qualify as “performance-based compensation.”

PLAN BENEFITS

      Since awards under the Incentive Plan are discretionary, total awards that may be granted for 2002 are not determinable until the completion of the year. The following table presents certain information with respect to awards granted under the Incentive Plan during the year ended December 31, 2001 to (i) the Named Executive Officers (as set forth in the “Summary of Compensation” below); (ii) all current executive officers as a group; and (iii) all non-executive officer employees as a group.

PLAN BENEFITS

Incentive Plan

Number of Shares
Underlying Awards
Name and Position	Granted (*)

Mark D. Gessler	100,000
Chairman of the Board of Directors, Chief Executive Officer and President
Philip L. Rohrer, Jr.	70,000
Chief Financial Officer
Y. Douglas Dolginow, M.D.	60,000
Senior Vice President, Pharmacogenomics
Victor M. Markowitz, D.Sc.	60,000
Senior Vice President and Chief Information Officer
David S. Murray	52,000
Senior Vice President, Marketing and Sales
All current executive officers as a group	342,000
All non-executive officer employees as a group	1,226,657

(*)	The dollar values of these awards cannot be determined because they depend on the market value of the underlying shares of Common Stock on the date of exercise.

PROPOSAL 3

APPROVAL OF AMENDMENT TO THE 1997 NON-EMPLOYEE DIRECTORS’

STOCK OPTION PLAN

      In September 1997, the Board adopted, and the stockholders subsequently approved, the Company’s 1997 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”). The Directors’ Plan has been amended and restated and currently provides for issuance of up to 325,000 shares of Common Stock. In March 2002, the Board amended the Directors’ Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Directors’ Plan from a total of 325,000 shares to a total of 575,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to make the level of grants as contemplated under the plan.

      As of April 1, 2002, options (net of canceled or expired options) covering an aggregate of 232,500 shares of the Company’s Common Stock had been granted under the Directors’ Plan. Of the total shares authorized, 92,500 shares of Common Stock (plus any shares that might in the future be returned to the Directors’ Plan as a result of termination or expiration of options) remained available for future grant under the Directors’ Plan.

      Stockholders are requested in this Proposal 3 to approve the amendment to the Directors’ Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Directors’ Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not considered “entitled to vote” and are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

      The essential features of the Directors’ Plan are outlined below:

GENERAL

      The Directors’ Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors’ Plan are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. See “Federal Income Tax Information” below for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

      The Board adopted the Directors’ Plan to provide a means by which non-employee directors of the Company may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. Four of the current six directors of the Company are eligible to participate in the Directors’ Plan.

ADMINISTRATION

      The Board administers the Directors’ Plan. The Board has the power to construe and interpret the Directors’ Plan, but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price or the type of consideration or the other terms of the option.

      The Board has the power to delegate administration of the Directors’ Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Directors’ Plan to the Compensation Committee. As used herein with respect to the Directors’ Plan, the “Board” refers to any committee the Board appoints as well as to the Board itself.

ELIGIBILITY

      The Directors’ Plan provides that options may be granted only to non-employee directors of the Company. A “non-employee director” is defined in the Directors’ Plan as a director of the Company who is not otherwise an employee of or consultant to the Company or any affiliate.

STOCK SUBJECT TO THE DIRECTORS’ PLAN

      Subject to stockholder approval of this proposal, an aggregate of 575,000 shares of Common Stock will be reserved for issuance under the Directors’ Plan. If options granted under the Directors’ Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again become available for issuance under the Directors’ Plan.

TERMS OF OPTIONS

      The following is a description of the terms of options under the Directors’ Plan. Individual option grants may not be more restrictive as to the terms described below except as otherwise noted.

      Automatic Grants. Each person who is first elected or appointed to the Board as a non-employee director shall automatically be granted an option to purchase 30,000 shares of Common Stock (“Initial Grant”). Immediately following each annual meeting of stockholders, each person who is then a non-employee director and who has continuously served as a non-employee director for the six-month period prior to the date of the such annual meeting of stockholders, shall automatically be granted an option to purchase 15,000 shares of Common Stock (“Annual Grant”).

      Exercise Price; Payment. The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant. At April 1, 2002, the closing price of the Company’s Common Stock as reported on the Nasdaq National Market was $18.99 per share.

      The exercise price of options granted under the Directors’ Plan must be paid either in cash at the time the option is exercised or (i) by delivery of other Common Stock of the Company held for a period of time required to avoid a charge to the Company’s earnings, or (ii) pursuant to a cashless exercise under Regulation T.

      Option Exercise. Options granted under the Directors’ Plan become exercisable as follows: (i) Initial Grants vest in four equal annual installments commencing on the one-year anniversary of the date of grant, and (ii) Annual Grants vest 100% on the one-year anniversary of the date of grant during the optionholder’s service as a director of the Company and/or during any subsequent employment by and/or service as a consultant to the Company or an affiliate (collectively, “service”). The Board does not have the power to accelerate the time during which an option may vest or be exercised. Options granted under the Directors’ Plan do not permit exercise prior to vesting.

      Term. The term of options under the Directors’ Plan is 10 years. Options under the Directors’ Plan terminate on the earlier of the date it expires or 12 months after termination of the optionholder’s service unless the optionholder dies before the optionholder’s service has terminated in which case the option will terminate on the earlier of the date it expires or 18 months following the date of the optionholder’s death. Such option may be exercised by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution. An optionholder may designate a beneficiary who may exercise the option following the optionholder’s death. The option term is not extended in the event that exercise of the option within these periods is prohibited.

      Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors’ Plan as determined by the Board.

RESTRICTIONS ON TRANSFER

      Except as specifically provided in the option agreement, the optionholder may not transfer an option otherwise than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of the optionholder, an option may be exercised only by the optionholder (or by his guardian or legal representative) or transferee pursuant to a domestic relations order satisfying the requirements of Rule 16b-3.

ADJUSTMENT PROVISIONS

      Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transactions not involving the receipt of consideration by the Company, may result in changes to the stock subject to the Directors’ Plan and outstanding options. In that event, the Directors’ Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Directors’ Plan, and outstanding options will be adjusted as to the class, number of shares and price per share of Common Stock subject to such options.

EFFECT OF CERTAIN CORPORATE EVENTS

      The Directors’ Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified types of merger or other corporate reorganization, the vesting and the time during which such options may be exercised will be accelerated prior to such event and the options terminated if not exercised after such acceleration and at or prior to such event. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

      The Board may suspend or terminate the Directors’ Plan without stockholder approval or ratification at any time. Unless sooner terminated, the Directors’ Plan will terminate on August 31, 2007.

      The Board may also amend the Directors’ Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy any Nasdaq or securities exchange listing requirements.

FEDERAL INCOME TAX INFORMATION

      The following is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the rights granted under the Directors’ Plan. The summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country where a participant may reside.

      Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 38.6% in 2002. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

      Nonstatutory Stock Options. Options granted under the Directors’ Plan generally have the federal income tax consequences of nonstatutory stock options described under “Federal Income Tax Information” in Proposal 2 above except that neither tax withholding nor Code Section 162(m) are generally applicable to non-employee directors.

PLAN BENEFITS

      The following table presents certain information with respect to options granted under the Directors’ Plan during the year ended December 31, 2001 to all non-employee directors as a group.

PLAN BENEFITS

Directors’ Plan

Number of Shares
Underlying Options
Name and Position	Granted (*)

All non-employee directors as a group	45,000

(*)	The dollar value of these options cannot be determined because they depend on the market value of the underlying shares of Common Stock on the date of exercise.

PROPOSAL 4

APPROVAL OF AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

      In September 1997, the Board adopted, and the stockholders subsequently approved, the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) authorizing the issuance of 250,000 shares of the Company’s Common Stock. The Purchase Plan has been amended and restated and currently allows for the issuance of up to 500,000 shares of Common Stock. The Purchase Plan provides a means by which employees of the Company and its affiliates may purchase Common Stock of the Company at a discount through accumulated payroll deductions. At April 1, 2002, an aggregate of 412,468 shares had been issued under the Purchase Plan, and 87,532 shares remained available for the grant of future rights under the Purchase Plan. In March 2002, the Board of Directors amended the Purchase Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Purchase Plan, from 500,000 shares to 750,000 shares.

This amendment affords the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board.

      Stockholders are requested in this Proposal 4 to approve the amendment to the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not considered “entitled to vote” and are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 4.

      The essential features of the Purchase Plan are outlined below:

PURPOSE

      The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, without payment of broker commissions, at a discounted price and upon terms which offer certain tax advantages.

      The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

      The Board administers the Purchase Plan. Subject to the provisions of the Purchase Plan, the Board has the power to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan and to construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board has delegated administration of the Purchase Plan to the Compensation Committee. As used herein with respect to the Purchase Plan, the “Board” refers to any committee as well as to the Board itself.

OFFERINGS

      The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering is of such duration as determined by the Board not in excess of 27 months. Offerings to date have been no longer than two years in duration. Offerings end sooner if the fair market value of the Common Stock on a purchase date is less than the fair market value of the Common Stock on the commencement of the offering. Purchases of Common Stock are made on purchase dates specified by the Board for the offering and have generally been at six-month intervals.

ELIGIBILITY

      Unless otherwise determined by the Board, any person who is customarily employed at least 20 hours per week and five months of the calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period, or on the day following a purchase date, is eligible to participate in that offering under the Purchase Plan.

      Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him or her to buy more than $25,000 worth of stock (determined using the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

PARTICIPATION IN THE PLAN

      Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as of the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees’ earnings (as defined in the Purchase Plan) during the purchase period.

PURCHASE PRICE

      The purchase price per share at which shares are sold in an offering under the Purchase Plan cannot be less than the lower of (i) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or (ii) 85% of the fair market value of a share of Common Stock on the purchase date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTION

      The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may reduce or terminate his or her payroll deductions. A participant may not increase or begin such payroll deductions after the beginning of any offering period except on the day following a purchase date or as otherwise provided in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account unless otherwise determined by the Board for an offering.

PURCHASE OF STOCK

      By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at each purchase date during the offering period at the applicable price (see “Withdrawal” below).

WITHDRAWAL

      While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of an offering.

      Upon withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the employee) without interest, and such employee’s interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee’s withdrawal from an offering will not have any effect upon such employee’s eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

      Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee’s employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the employee) without interest.

RESTRICTIONS OF TRANSFER

      Rights granted under the Purchase Plan are not transferable otherwise than by will or the laws of descent and distribution, or by designation of a beneficiary and, otherwise during the participant’s lifetime, shall be exercisable only by the participant to whom such rights were granted.

DURATION, AMENDMENT AND TERMINATION

      The Board may suspend or terminate the Purchase Plan at any time. The Purchase Plan does not have a set termination date.

      The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan; (ii) modify the requirements relating to eligibility for participation in the Purchase Plan; or (iii) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 423 of the Code or any Nasdaq or securities exchange listing requirements.

      Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

ADJUSTMENT PROVISIONS

      The Purchase Plan and outstanding rights will be appropriately adjusted as to classes and numbers of shares subject to the plan and outstanding rights and purchase prices per share subject to outstanding rights in the event of changes to the Common Stock as a result of merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving receipt of consideration by the Company.

EFFECT OF CERTAIN CORPORATE EVENTS

      In the event of a dissolution, liquidation or specified type of acquisition or merger of the Company, the surviving or acquiring corporation either will assume the rights under the Purchase Plan or substitute similar rights, the rights may continue in full force and effect or the participants’ accumulated payroll deductions may be used to purchase Common Stock immediately prior to any such event and the participants’ rights under the ongoing offering will be terminated.

STOCK SUBJECT TO PURCHASE PLAN

      If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

FEDERAL INCOME TAX INFORMATION

      The following is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the rights granted under the Purchase Plan. This summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which a participant may reside. Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code. No income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the acquired shares.

      If the stock is disposed of at least two years after the beginning of the offering period for such participant and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price, or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss if the stock is held for more than twelve months. Capital gains currently are subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 38.6% for 2002.

      If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price generally will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss realized by a participant upon the disposition of stock acquired under the Purchase Plan will be long-term or short-term depending on whether the stock was held for more than one year.

      There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has reappointed Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

FORMER INDEPENDENT AUDITORS

      The following information was released by the Company in a Current Report on Form 8-K, dated April 11, 2000 (the “Form 8-K”), regarding the Company’s former independent auditors, Arthur Andersen LLP (“Andersen”).

      (i) The Company dismissed Andersen as the independent auditors for the Company on April 11, 2000.

      (ii) Andersen’s reports on the financial statements of the Company for the fiscal years ended December 31, 1998 and 1999 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      (iii) The Audit Committee of the Company’s Board of Directors and the full Board of Directors have approved the dismissal of Andersen.

      (iv) During the fiscal years ended December 31, 1998 and 1999 and the interim period ended April 11, 2000, other than as set forth below, there has been no disagreement between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Andersen would have caused them to make a reference to the subject matter of the disagreement in connection with Andersen’s reports.

      On March 9, 2000, prior to the issuance of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1999, the Audit Committee of the Company met with representatives of Andersen to receive Andersen’s report in connection with its audit of the 1999 financial statements of the Company. At that meeting, the representatives of Andersen reviewed the results of the audit and disclosed that Andersen would issue an unqualified report on the 1999 financial statements. The Andersen representatives also advised the Audit Committee at that meeting that there were no material weaknesses relating to the Company’s internal control structure, no disagreements with management on any accounting or financial matters, and no material errors or irregularities.

      Subsequent to the Audit Committee meeting with Andersen, the Company’s Board of Directors met and, on the recommendation of the Audit Committee and the Company’s Chief Financial Officer, determined that the Company should engage new independent auditors for the fiscal year 2000 and dismiss Andersen. The Company’s decision to change auditors resulted from the Company’s disappointments with Andersen’s level of service and cost and the recommendation of the Company’s new Chief Financial Officer based on his experience since joining the Company in late 1999. While Andersen had responded to concerns expressed by the Company by changing the Company’s engagement partner and by promising improved services, the Board of Directors, nevertheless, authorized management to engage alternative independent auditors who have greater biotechnology industry-specific expertise.

      Subsequent to Andersen’s meeting with the Audit Committee to discuss its audit for the fiscal year ended December 31, 1999, and after the Board of Directors’ decision to authorize management to engage new auditors, the Company negotiated and on March 27, 2000 entered into two agreements with NeuralStem Biopharmaceuticals, Ltd. Pursuant to one agreement, NeuralStem purchased a module of the Company’s GeneExpress® database. Under the second agreement, the Company purchases human stem cells from NeuralStem’s repository for gene expression analysis. The data resulting from this analysis is provided to NeuralStem and is also included by the Company in the GeneExpress® database for license to customers in the pharmaceutical, biotechnology and other industries. After the filing of the Form 8-K, the Company also made an equity investment in NeuralStem.

      During the course of the negotiations with NeuralStem, management of the Company consulted with the new engagement partner from Andersen and other representatives of Andersen over the appropriate accounting treatment for these transactions in fiscal year 2000, including what portion, if any, should be accounted for in the first quarter of 2000. During the course of the consultations, management proposed that the sale of the database module for $1.5 million be accounted for in the first quarter and, after further review, Andersen indicated its likely disagreement with this position. At the time of filing the Form 8-K, the NeuralStem agreements had not been reported on in filings with the Securities and Exchange Commission (the “SEC”). The Company had not concluded how these transactions should be accounted for and intended to determine the appropriate accounting treatment for these transactions in consultation with the Company’s new independent auditors.

      Upon receipt of the Company’s letter dismissing Andersen as its independent auditors, Andersen informed the Company orally that its discussions to that point with the Company concerning the appropriate accounting for the NeuralStem agreements had resulted in a reportable disagreement between the Company and Andersen. After being informed of the disagreement by Andersen, the Company requested representatives of Andersen to meet with its Audit Committee to discuss the substance of the disagreement and such a meeting took place at Andersen’s offices on April 13, 2000. The Company has authorized Andersen to respond fully to all inquiries by its new independent auditors.

      (v) During the fiscal years ended December 31, 1998 and 1999 and the interim period ended April 11, 2000, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The Company requested that Andersen submit a letter addressed to the SEC stating whether they agreed with the Company’s summary of events. The following language is from the response letter from Andersen dated May 2, 2000 which was filed by the Company with the SEC on May 4, 2000 as part of an amendment to the Form 8-K:

“We have read Item 4 included in the attached Form 8-K dated April 18, 2000 of Gene Logic Inc. (Company) filed with the Securities and Exchange Commission and have the following comments regarding certain of the statements contained therein.

We were informed of our dismissal by phone call on April 7, 2000, followed by a letter dated April 11, 2000. Accordingly, we were dismissed by the Company subsequent to the discussion of the revenue recognition issue described in the following paragraph. To the best of our knowledge, we were not dismissed prior to March 27, 2000, the date the Company entered into two agreements with NeuralStem Biopharmaceuticals, Ltd.

Regarding the NeuralStem Biopharmaceuticals, Ltd. (NeuralStem) transactions, the Company’s position, as expressed to us by the Chief Financial Officer of the Company, was that the terms of the NeuralStem transactions should result in $1,500,000 of revenue in the three months ended March 31, 2000. On April 5, 2000, we informed the Company that based on the information provided to us, our conclusion was that the NeuralStem transactions would not result in revenue in the quarter ended March 31, 2000. Our conclusion was based on our view as to the proper application of generally accepted accounting principles. The Chief Financial Officer disagreed with our position. At that time, (April 5, 2000) Arthur Andersen LLP was informed that a subsequent meeting would be held with Company senior management to further discuss the matter. Such meeting was never held prior to being informed of our termination.

With the exception of the matters discussed in the preceding paragraphs, Arthur Andersen LLP is in agreement with Item 4 (a)(1) in the Form 8-K dated April 18, 2000 of Gene Logic Inc. filed with the Securities and Exchange Commission.”

INDEPENDENT AUDITORS

      The Company continued with its engagement of Ernst & Young LLP as its independent auditors for the year ended December 31, 2001 and such selection was ratified by the stockholders at the 2001 annual meeting of stockholders. Ernst & Young LLP’s report on the financial statements of the Company for the year ended December 31, 2001 contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 1998 and 1999 and any subsequent interim period prior to the Company’s engagement of Ernst & Young LLP, the Company did not consult with Ernst & Young LLP regarding (i) the application of accounting principles or the type of audit opinion that might be rendered by Ernst & Young LLP, or (ii) any other matter that was the subject of a disagreement between the Company and Andersen or a reportable event.

      Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not considered “entitled to vote” and are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 5.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of April 1, 2002 by: (i) each director and nominee for director; (ii) each of the Named Executive Officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

	Beneficial Ownership (1)

	Number of	Percent of
Name and Address	Shares	Total

Kern Capital Management, LLC (2)	3,782,100	14.1
Wellington Management Company, LLP (3)	2,683,087	10.0
Brown Capital Management, Inc. (4)	2,453,525	9.1
Waddell & Reed Investment Management Company (5)	1,938,700	7.2
Lazard Freres & Co. LLC (6)	1,535,300	5.7
Mark D. Gessler (7,8)	579,221	2.1
Michael J. Brennan, M.D., Ph.D. (7,8)	576,593	2.1
Victor M. Markowitz, D.Sc. (8)	273,677	1.0
Y. Douglas Dolginow, M.D. (8)	227,594	*
Philip L. Rohrer, Jr. (8)	192,724	*
David S. Murray (8)	150,969	*
G. Anthony Gorry, Ph.D. (8)	92,000	*
Charles L. Dimmler, III (8)	64,901	*
Jules Blake, Ph.D. (8)	59,500	*
J. Stark Thompson, Ph.D.	200	*
All directors and executive officers as a group (10 persons) (8)	2,217,379	7.8

*	Represents beneficial ownership of less than 1%.

(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 26,904,029 shares of Common Stock outstanding as of April 1, 2002.

(2)	Based on a Schedule 13G/A filed with the SEC on February 14, 2002, Kern Capital Management, LLC has sole voting power with respect to 3,666,600 shares and sole dispositive power with respect to 3,782,100 shares. Robert E. Kern and David G. Kern are controlling members of Kern Capital Management, LLC and as such may be deemed to be the beneficial owner of all of the shares, with shared voting power with respect to 3,666,600 shares and shared dispositive power with respect to 3,782,100 shares. The address of each of Kern Capital Management, LLC, David E. Kern and Robert G. Kern is 114 West 47th Street, Suite 1926, New York, New York 10036.

(3)	Based on a Schedule 13G/A filed with the SEC on February 12, 2002, Wellington Management Company, LLP has shared voting power with respect to 1,891,687 shares and shared dispositive power with respect to 2,683,087 shares. Its address is 75 State Street, Boston, Massachusetts 02109.

(4)	Based on a Schedule 13G/A filed with the SEC on February 5, 2002, Brown Capital Management, Inc. has sole voting power with respect to 1,868,825 shares and sole dispositive power with respect to 2,453,525 shares. Its address is 1201 N. Calvert Street, Baltimore, Maryland 21202.

(5)	Based on a Schedule 13G/A filed with the SEC on January 16, 2002, the shares may be deemed to be beneficially owned by one or more investment companies or other managed accounts that are advised or sub-advised by Waddell & Reed Investment Management Company, an investment advisory subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a subsidiary of Waddell & Reed Financial

Services, Inc., which is a subsidiary of Waddell & Reed Financial, Inc. Waddell & Reed Investment Management Company has sole voting and dispositive power with respect to all of the shares. The address of each of the Waddell affiliates is 6300 Lamar Avenue, Overland Park, Kansas 66202.

(6)	Based on a Schedule 13G filed with the SEC on February 15, 2002, Lazard Freres & Co. LLC has sole voting power with respect to 1,261,100 shares and shared voting power with respect to 274,200 shares and has sole dispositive power with respect to 1,535,300 shares. Its address is 30 Rockefeller Plaza, New York, New York 10020.

(7)	Includes 75,000 and 10,000 shares held of record by the Brennan Family Limited Partnership and Gessler Family Limited Partnership, respectively.

(8)	Includes shares subject to options which, for the individuals shown, are exercisable within 60 days of April 1, 2002 as follows: Mr. Gessler – 450,374 shares; Dr. Brennan – 241,942 shares; Dr. Markowitz – 273,677 shares; Dr. Dolginow – 174,749 shares; Mr. Rohrer – 183,874 shares; Mr. Murray – 148,415 shares; Dr. Gorry – 90,000 shares; Mr. Dimmler – 35,000 shares; Dr. Blake – 57,500 shares; and all directors and executive officers as a group – 1,655,531 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

      Each non-employee director of the Company currently receives $20,000 per year. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

      Each non-employee director of the Company also receives automatic stock option grants under the Company’s Directors’ Plan. Only non-employee directors of the Company or an affiliate of such directors (as defined in the Code) are eligible to receive options under the Directors’ Plan. Options granted under the Directors’ Plan are not intended by the Company to qualify as incentive stock options under the Code.

      During 2001, the Company granted options covering 15,000 shares to each non-employee director of the Company, at an exercise price per share of $25.94 under the Director’s Plan. One-time option grants have been made to non-employee directors under the Incentive Plan in certain previous years. The options were all granted with an exercise price equal to the fair market value of such Common Stock on the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

      The following table shows for the years ended December 31, 2001, 2000 and 1999, compensation paid to the Company’s Chief Executive Officers and its four other most highly compensated executive officers at December 31, 2001 (the “Named Executive Officers”).

						Long-Term
						Compensation
	Annual Compensation					Awards

					Other Annual	Securities
					Compensation	Underlying
Name And Principal Position	Year	Salary ($)	Bonus ($)		($)(1)	Options (#)

Mark D. Gessler	2001	400,000	249,986		—	100,000
Chief Executive Officer and President (2)	2000	375,000	512,500	(3)	—	220,000
	1999	275,000	—			150,000
Philip L. Rohrer, Jr.	2001	238,271	93,064		—	70,000
Chief Financial Officer (4)	2000	200,000	86,000		—	50,000
	1999	38,478	30,000		—	125,000
Y. Douglas Dolginow, M.D.	2001	273,989	67,517			60,000
Senior Vice President, Pharmacogenomics	2000	262,200	66,666		—	50,000
	1999	216,672	56,250		—	100,000
Victor M. Markowitz, D.Sc.	2001	292,320	129,255		—	60,000
Senior Vice President and Chief Information Officer	2000	275,000	125,000		—	50,000
	1999	210,000	57,008		—	50,000
David S. Murray	2001	275,832	233,171		—	52,000
Senior Vice President, Marketing and Sales (5)	2000	253,159	265,000		84,795 (6)	160,000
	1999	—	—		—	—

(1)	As permitted by rules promulgated by the SEC, no amounts are shown for any “perquisites,” where such amounts do not exceed the lesser of 10% of bonus plus salary or $50,000.

(2)	Mr. Gessler served as Chief Operating Officer until June 2000 and as Chief Executive Officer since June 2000.

(3)	Includes a bonus in special recognition of the successful completion of the Company’s follow-on public offering in 2000 in the amount of $237,500.

(4)	Mr. Rohrer joined the Company in October 1999.

(5)	Mr. Murray joined the Company in January 2000.

(6)	Includes reimbursements for relocation expenses.

STOCK OPTION GRANTS AND EXERCISES

      The following tables show for the year ended December 31, 2001, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers:

OPTION GRANTS IN 2001

	Individual Grants
					Potential Realizable Value
	Number of	% Of			at Assumed Annual Rates
	Securities	Total Options			of Stock Price Appreciation
	Underlying	Granted to	Exercise or		for Option Term (3)
	Options	Employees in	Base Price	Expiration
Name	Granted (#)	2001 (1)	($/Sh)(2)	Date	5% ($)	10% ($)

Mark D. Gessler	100,000	6.2	11.55	9/24/11	1,913,837	3,731,611
Philip L. Rohrer, Jr.	20,000	1.2	20.00	2/22/11	213,767	577,322
	50,000	3.1	11.55	9/24/11	956,919	1,865,805
Y. Douglas Dolginow, M.D.	20,000	1.2	20.00	2/22/11	213,767	577,322
	40,000	2.5	12.59	9/27/11	723,935	1,451,044
Victor M. Markowitz, D.Sc.	20,000	1.2	20.00	2/22/11	213,767	577,322
	40,000	2.5	12.59	9/27/11	723,935	1,451,044
David S. Murray	20,000	1.2	20.00	2/22/11	213,767	517,322
	32,000	2.0	12.59	9/27/11	579,148	1,160,835

(1)	Based on options to purchase 1,612,657 shares of Common Stock granted to employees in 2001, including the Named Executive Officers.

(2)	The exercise price is equal to the fair market value of the Common Stock on the date of grant. All of the above options are subject to the terms of the Company’s Incentive Plan and are exercisable only as they vest. Of the options granted above, 50% of the option vests upon the date of grant and the balance vests monthly over the remaining period of one to two years. All unvested options are subject to acceleration in certain circumstances, including a change of control.

(3)	The potential realizable value is calculated based on the term of the option at its time of grant (10 years) and the fair market value per share of the Company’s Common Stock as of December 31, 2001 of $18.84. It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually. The total appreciation of the options over their 10-year terms at 5% and 10% is 63% and 159%, respectively, and do not reflect the Company’s estimate or projection of the future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company’s Common Stock.

AGGREGATED OPTION EXERCISES IN 2001

AND 2001 YEAR-END OPTION VALUES

			Number of Securities
			Underlying		Value of Unexercised
	Shares		Unexercised Options at 2001		In-The-Money Options
	Acquired on	Value Realized	Year-End (#)		at 2001 Year-End ($)(2)
Name	Exercise (#)	($)(1)	Exercisable/Unexercisable		Exercisable/Unexercisable

Mark D. Gessler	43,583	509,398	403,698/	106,251	2,571,809/	920,190
Philip L. Rohrer, Jr.	500	6,981	161,894/	82,606	1,148,241/	884,808
Y. Douglas Dolginow, M.D.	—	—	155,915/	65,002	1,153,878/	751,110
Victor M. Markowitz, D.Sc.	40,000	779,945	245,967/	51,669	2,532,095/	527,831
David S. Murray	—	—	125,082/	86,918	133,331/	66,669

(1)	Based on the fair market value per share of Common Stock at the date of exercise (based on the closing sales price reported on the Nasdaq National Market for the date of exercise), less the exercise price.

(2)	Based on the fair market value per share of Common Stock of $18.84 at December 31, 2001, less the exercise price, multiplied by the number of shares underlying the option.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

      Messrs. Gessler, Murray and Rohrer and Drs. Dolginow and Markowitz each has an employment agreement with the Company, subject to automatic renewal for successive one-year periods unless terminated. The agreements provide for payment of salary and annual bonuses. In the event of termination of an agreement by the Company without cause (other than in connection with a change of control), Messrs. Gessler, Murray and Rohrer and Dr. Markowitz would each receive severance pay in an amount equal to 50% (25% in the case of Dr. Markowitz) of his respective annual salary as then in effect. Dr. Dolginow would receive severance pay in the amount of half of his salary and bonus then in effect or an amount in accordance with a Company-wide severance plan then applicable to Senior Vice Presidents, whichever is greater and any balance remaining on a specified additional incentive bonus.

      In furtherance of the stated goals of attracting and retaining executive officers and other key employees who contribute to the long-term success of the Company, the Company has adopted the Executive Severance Plan (the “Retention Plan”). The purpose of the Retention Plan is to encourage eligible executives to continue as employees of the Company in the event of a change of control of the Company. The Retention Plan also provides for severance benefits to those employees if their employment with the Company is terminated, under certain circumstances, shortly before or after the change of control of the Company.

      The Retention Plan provides the following benefits for the Company’s senior executive officers, which includes the Company’s Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer and Senior Vice Presidents, and employees selected by the Compensation Committee who hold the title of vice president, director or senior director, upon a change in control:

      (a) immediate vesting of any unvested stock options;

      (b) in the event of involuntary termination without cause or constructive termination within 13 months following or three months preceding the change of control,

(i) payment of 12 months salary and the maximum bonus for which such employee is eligible,

(ii) payment of outplacement services, and

(iii) continued payment of group health care costs for up to 12 months for the employee and dependents enrolled in the health plan at termination;

      (c) in the event of death or disability within 13 months following the change of control,

(i) payment of six months salary and the maximum bonus for which such employee is eligible, and

(ii) continued payment of group health care costs for up to six months for the employee and dependents enrolled in the health plan at termination.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

ON EXECUTIVE COMPENSATION(1)

      The Compensation Committee of the Board of Directors (the “Compensation Committee”) for 2001 was composed of Dr. Gorry (Chairman), Dr. Blake and Mr. Dimmler none of whom is an officer or employee of the Company. The Compensation Committee is responsible for setting and administering the Company’s policies governing employee compensation and administering the Company’s equity incentive plans, as well as evaluating the performance of the Company’s management and determining all compensation matters concerning the Company’s executive officers.

COMPENSATION PHILOSOPHY

      The compensation policies adopted by the Compensation Committee are designed to (i) align compensation with business objectives and performance; (ii) attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company; and (iii) motivate the Company’s executive officers and other key employees to enhance long-term stockholder value. Key elements of this philosophy are:

•	The Company’s salaries must be competitive with comparable biotechnology companies with which the Company competes for highly qualified and experienced executives. To date, the Compensation Committee has relied on its members’ experience in working with other comparable companies and published compensation surveys reflecting compensation data for biotechnology companies to ensure executive salaries are competitive.

•	The Company has a cash bonus program for executive officers to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

•	The Company provides equity-based incentives for executives and other key employees to ensure that they are motivated over the long term to respond to the Company’s business challenges and opportunities as stockholders, as well as employees.

      The Compensation Committee’s objective is to set executive compensation within a range which the Compensation Committee believes is comparable to the range of compensation set by companies of similar size in the biotechnology industry. The group of comparable companies is not necessarily the same as the companies included in the market indices included in the performance graph on page 29 of this Proxy Statement. The primary components of executive compensation are base salary, cash incentives and long-term equity incentives. Each year, the Compensation Committee reviews the criteria upon which all aspects of employee compensation are based.

      Base Salary. In 2001, base salaries for executive officers, other than the Chief Executive Officer, were set at competitive levels based primarily on the recommendation of the Chief Executive Officer and assisted by an analysis of published compensation surveys reflecting compensation data for biotechnology companies. Annual adjustments are considered to maintain base salaries at levels competitive with comparable companies and to maintain an equitable relationship between the base salaries of executive officers and overall merit increases for the Company’s other employees.

      Annual Bonus Compensation. The amount of target bonus payable to each executive officer, ranging from 25% to 85% of salary, is pre-determined by the Compensation Committee at the beginning of the year pursuant to the Gene Logic Bonus Program, which the Compensation Committee adopted beginning in 2001. Of the bonuses payable to executive officers, 75% is based on the achievement of certain pre-established quarterly levels of corporate revenue and expenses (the “company-wide objectives”) and 25% is based on the achievement of individual goals. The company-wide objectives are established at the beginning of each year by the Compensation Committee, based on the recommendation of the Chief Executive Officer and the Compensation Committee’s independent review of the Company’s budget and operating plans for the coming year. An executive earns up to 25% of his target bonus each quarter based on the level of achievement of the company-wide objectives for that quarter. The executive may earn in excess of his target bonus quarterly if the targets are exceeded. A portion of the bonus payable based on accomplishment of individual goals is payable annually following a review by the Compensation Committee of the individual’s performance and recommendation from the Chief Executive Officer. The bonuses paid for the performance in 2001 under the Bonus Program to each named executive officer are reflected in the “Summary of Compensation” above.

      Long-Term Incentive Compensation. The long-term incentive element of the Company’s executive compensation program provides for the grant of stock options under the Incentive Plan, which may include incentive stock options and nonstatutory stock options. The Company has used the grant of options under its Incentive Plan to align the interests of stockholders and management.

      Options granted to executive officers are intended to provide a continuing financial incentive to maximize long-term value to stockholders and to help make the executive’s total compensation opportunity competitive. Initial stock option awards for executive officers are individually determined at or prior to employment at levels which are designed to attract qualified executives and in certain cases to be competitive with options granted by their prior employers. Employees from within the Company who are promoted to positions as executive officers typically receive additional option grants to bring their total option grants up to the level that would have been granted to a person hired for such executive officer position from outside the Company. For additional information regarding options awards, see the compensation tables preceding this report.

      Executive officers receive value from option grants only if the Company’s Common Stock appreciates over the long term. The amount of individual option grants is determined based in part on competitive practices at comparable companies and on the Company’s philosophy of significantly linking executive compensation with stockholder interests. In determining the size and timing of individual grants, the Committee also considers the number of shares subject to options previously granted to each executive officer, including the number of shares that have vested and that remain unvested, the exercise price of existing grants, and the potential reward to the officer of existing and new options if the stock price appreciates in the public market.

      In September 2001, the Company granted options to employees, including certain executive officers, that it otherwise would have expected to grant in 2002 as part of its annual grant program, in order to continue to retain employees and maximize the long-term incentive effect of its options.

      Executive Severance Plan. In furtherance of the stated goals of attracting and retaining executive officers and other key employees who contribute to the long-term success of the Company, the Company has a Retention Plan. The purpose of the Retention Plan is to encourage eligible executives to continue as employees of the Company in the event of a change of control of the Company. The Retention Plan also provides for severance benefits to those executives if their employment with the Company is terminated, under certain circumstances, shortly before or after the change of control of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

      The total compensation program for the Chief Executive Officer is largely based upon the same policies and criteria used for other executive officers. Each year, the Compensation Committee reviews the Chief Executive Officer’s existing compensation arrangement and the individual performance for the calendar year under review, as well as the Company’s performance relative to its peers.

      Mr. Gessler’s base salary as Chief Executive Officer in 2000 was $400,000, which remained constant in 2001. His target bonus for 2001 was $275,000. In determining Mr. Gessler’s salary, the Compensation Committee considered his level of experience, contribution to the continuing growth of the Company and his leadership in meeting the Company’s operating and financial objectives. The Compensation Committee also considered industry reports, as well as industry compensation data. Mr. Gessler received a bonus under the Gene Logic Bonus Program, shown in “Summary of Compensation” above, reflecting the Company’s successful achievement of its financial and operating objectives for 2001.

SECTION 162(m) OF THE CODE

      Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code.

      Currently, all compensation paid to the Company’s Named Executive Officers is deductible for federal income tax purposes. As a result, the Compensation Committee has not yet needed to establish a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as “performance-based compensation”. However, pursuant to Section 162(m), the Incentive Plan permits compensation from options granted thereunder at no less than 100% of fair market value to be excluded from the Section 162(m) limitations.

CONCLUSION

      Through the programs described above, a significant portion of the Company’s compensation program and the compensation of the Company’s Chief Executive Officer are contingent on Company performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company’s business may result in highly variable compensation for a particular time period.

COMPENSATION COMMITTEE

G. Anthony Gorry, Ph.D. (Chairman)
Jules Blake, Ph.D.
Charles L. Dimmer III

COMPENSATION COMMITTEE

INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee consists of G. Anthony Gorry, Ph.D. (Chairman), Jules Blake, Ph.D. and Charles Dimmler III. No member of the Compensation Committee was at any time during the year ended December 31, 2001 an officer or employee of the Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

      The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s management and its independent auditors.

      We have reviewed and discussed with management the Company’s audited financial statements included in the 2001 Annual Report to Shareholders. We have discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 “Communications with Audit Committees” (“SAS 61”). SAS 61 requires the independent auditors to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to (i) their responsibility under generally accepted auditing standards; (ii) adoption of or changes in significant accounting policies; (iii) management judgments and estimates; (iv) any significant audit adjustments; (v) any disagreements with management; and (vi) any difficulties encountered in performing the audit. We have received from Ernst & Young LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Ernst & Young LLP and the Company. Ernst & Young LLP has discussed its independence with us. Based on the review and discussions described above with respect to the Company’s audited financial statements included in the Company’s 2001 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Charles L. Dimmler III (Chairman)
Jules Blake, Ph.D.
G. Anthony Gorry, Ph.D.

AUDITOR INDEPENDENCE

      In addition to audit services, Ernst & Young LLP provides certain non-audit services to the Company. The Audit Committee has considered whether the provision of these additional services is compatible with maintaining the independence of Ernst & Young LLP. The fees incurred during 2001 by the Company for the services of Ernst & Young LLP are as follows:

Audit fees	$135,209
Financial information systems design and implementation fees	0
All other fees (including audit-related and tax services)	280,125

Total	$415,334

PERFORMANCE MEASUREMENT COMPARISON(1)

      The following graph and table show the total stockholder return of an investment of $100 in cash on November 21, 1997 for (i) the Company’s Common Stock; (ii) the Center for Research and Security Prices Total Return Index for the Nasdaq Stock Market (U.S.); and (iii) the Nasdaq Biotechnology Index. All values assume reinvestment of the full amount of all dividends and are calculated as of the end of the last day of each month the Company’s Common Stock was publicly traded through 2001:

COMPARISON OF 49 MONTH CUMULATIVE TOTAL RETURN*

AMONG GENE LOGIC INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ BIOTECHNOLOGY INDEX

*	$100 INVESTED ON 11/21/97 IN STOCK OR INDEX — INCLUDING REINVESTMENT OF DIVIDENDS. YEAR ENDING DECEMBER 31.

	Cumulative Total Return

	11/21/97	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01

Gene Logic Inc.	100	100	87	331	230	236
Nasdaq Stock Market (U.S.)	100	97	137	256	153	122
Nasdaq Biotechnology	100	95	278	278	342	287

CERTAIN TRANSACTIONS

      During April 1999, the Company issued a promissory note in the amount of $150,000 to Dr. Dolginow to offset tax liabilities for unrealized capital gains resulting from stock option exercises. The secured promissory note bears interest at 5.25%. Dr. Dolginow’s note is required to be repaid in four equal annual installments together with accrued interest. As of April 9, 2002, the outstanding balance on this loan, including unpaid interest, was $37,500.

      During July 2000, the Company entered into a consulting agreement, which was terminated effective May 31, 2001, with Dr. Gorry pursuant to which he provided consulting services with respect to development of the Company’s products and was paid $100,000 for such services.

      Following an evaluation of various alternatives designed to maximize the commercial value of its patented Flow-Thru Chip™ technology, in July 2001 the Company completed the transfer of the technology into a subsidiary, MetriGenix, Inc. and MetriGenix completed a $15 million equity financing involving the sale of 46% of its voting stock, represented by Series A Preferred Stock, to a group of investors. The investors include a Burrill investment limited partnership (which purchased 27% of the preferred stock), in which Mr. Dimmler, a director, is an affiliate of the general partner of the Burrill investment limited partnership, and several Oxford investment limited partnerships (which purchased 47% of the preferred stock). Dr. Brennan, a director, is one of several general partners in the general partner of each of the Oxford investment limited partnerships. The Company and the investors entered into a stockholders’ agreement, which contains certain restrictions on transfer of MetriGenix stock, provisions regarding certain matters of corporate governance, including provisions that provide the investors with veto rights with respect to significant aspects of MetriGenix’s operations and with majority representation on the Board of Directors, approval rights with respect to related party transactions and informational requirements. The Company subleases space to MetriGenix and provides various administrative, marketing and other services for monthly fees, which are intended to reimburse the Company for its costs of providing such subleased space and services, and the Company has entered into a GeneExpress® subscription with MetriGenix, for which the Company recorded no revenue for the year ended December 31, 2001.

      In connection with the formation of MetriGenix, Messrs. Gessler, Murray and Rohrer and Drs. Brennan and Dolginow purchased, respectively, 125,000, 50,000, 100,000, 100,000 and 20,000 restricted shares of Common Stock of MetriGenix at a purchase price of $0.30 per share. The shares vest over three years, subject to earlier vesting in the case of certain events such as a change of control or an initial public offering of stock. The Company loaned Dr. Dolginow and Messrs. Murray and Rohrer $6,000, $15,000 and $30,000, respectively, to fund the purchases, in exchange for promissory notes due August 2008 or earlier under certain circumstances, bearing interest at 5.64%, with full recourse against the borrowers and secured by a pledge of the stock. MetriGenix may repurchase unvested shares in certain circumstances and the shares are subject to certain restrictions on transfer.

      In 2001, the Company derived 5.3% of its total revenue from agreements with customers in which various limited partnerships affiliated with Oxford Biosciences Partners are investors. Dr. Brennan has a general partnership interest in the general partner of each of the Oxford investment limited partnerships. These agreements are on terms no more favorable than those available to other third-party customers.

      The Company has entered into indemnity agreements with certain officers and all directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses (including attorney fees), witness fees, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company’s Bylaws.

OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

GENE LOGIC INC.

Gaithersburg, Maryland
April 15, 2002

      A copy of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2001 is available without charge upon written request to: Corporate Communications, Gene Logic Inc., 708 Quince Orchard Road, Gaithersburg, Maryland 20878.

(1) This section is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

GENE LOGIC INC.

1997 EQUITY INCENTIVE PLAN

Adopted September 29, 1997

Approved By Stockholders November 11, 1997
Amended by the Board of Directors December 10, 1997
Amended by the Board of Directors March 19, 1999
Amendment Approved by Stockholders June 8, 1999
Amended by the Board of Directors March 9, 2000
Amendment Approved by Stockholders June 8, 2000
Amended by the Board of Directors March 21, 2002

INTRODUCTION.

      This Plan is an amendment and restatement of the Company’s 1996 Stock Plan (the “1996 Plan”), and became effective on the date of the initial public offering (the “IPO”) of the Company’s common stock (the “Effective Date”). No options shall be granted under the 1996 Plan from and after the Effective Date.

1.   PURPOSES.

      (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the common stock of the Company (“Common Stock”) through the granting of (i) Incentive Stock Options and (ii) Nonstatutory Stock Options.

      (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

      (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

      (a) “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

      (b) “Board” means the Board of Directors of the Company.

      (c) “Code” means the Internal Revenue Code of 1986, as amended.

      (d) “Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

      (e) “Company” means Gene Logic Inc., a Delaware corporation.

      (f) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

      (g) “Continuous Service” means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

      (h) “Director” means a member of the Board.

      (i) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

      (j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      (k) “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market or The Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the last market trading day prior to determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

      (l) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (m) “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

      (n) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 (“Regulation S-K”), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

      (o) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

      (p) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (q) “Option” means a stock option granted pursuant to the Plan.

      (r) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (s) “Optionee” means a person to whom an Option is granted pursuant to the Plan.

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      (t) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

      (u) “Plan” means this 1997 Equity Incentive Plan.

      (v) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

      (w) “Stock Award” means any right granted under the Plan, including any Incentive and Nonstatutory Stock Option.

      (x) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.	ADMINISTRATION.

      (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option or a Nonstatutory Stock Option, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 12.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (c) The Board may delegate administration of the Plan to a committee or committees (“Committee”) of two or more members of the Board. In the discretion of the Board, a Committee may consist solely of two (2) or more Outside Directors, in accordance with Code Section 162(m), or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board or the Committee the authority to grant Stock Awards to certain eligible persons who are neither subject to Section 16 of the Exchange Act nor Section 162(m) of the Code in accordance with guidelines approved by the Board or the Committee.

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4.	SHARES SUBJECT TO THE PLAN.

      (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Nine Million Six Hundred Thousand (9,600,000) shares of Common Stock. Such share reserve shall consist of (i) the options granted under the 1996 Plan which are outstanding as of the Effective Date plus (ii) the shares available for grant under the 1996 Plan as of the Effective Date plus (iii) such additional number of shares of common stock as is needed to constitute the aggregate total available above. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	ELIGIBILITY.

      (a) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants. Notwithstanding anything to the contrary herein, Stock Awards shall not be granted under the Plan, as amended effective March 21, 2002, to Non-Employee or Outside Directors.

      (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

      (c) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no person shall be eligible to be granted Stock Awards covering more than seven hundred thousand (700,000) shares of Common Stock in any calendar year. If a Stock Award is terminated, surrendered and/or cancelled, the Stock Award nonetheless continues to be counted against the maximum limit under this subsection 5(c) for the calendar year of grant.

6.	OPTION PROVISIONS.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

      (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted, and the exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or Committee, at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company which has been held by the Optionee for over six (6) months, (B) according to a deferred payment or other arrangement (which may include, without limiting

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the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. Such legal consideration may include payment pursuant to an irrevocable direction to a broker acceptable to the Committee to deliver to the Company all or part of the proceeds of the sale of Common Stock to be issued under the Option to pay the purchase price of the stock and, in the case of a Nonstatutory Stock Option, any tax withholding due. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement. In addition, the “par value” of stock acquired under an Option may not be paid pursuant to a deferred compensation arrangement.

      (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit transfer, then such Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

      (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

      (f) Termination of Continued Service. In the event an Optionee’s Continuous Service terminates (other than upon the Optionee’s death or disability), the Optionee may exercise his or her Option within such period of time designated by the Board, which shall in no event be later than the expiration of the term of the Option as set forth in the Option Agreement (the “Post-Termination Exercise Period”) and only to the extent that the Optionee was entitled to exercise the Option on the date Optionee’s Continuous Service terminates. In the case of an Incentive Stock Option, the Board shall determine the Post-Termination Exercise Period at the time the Option is granted, and the term of such Post-Termination Exercise Period shall in no event exceed three (3) months from the date of termination. In addition, the Board may at any time, with the consent of the Optionee, extend the Post-Termination Exercise Period and provide for continued vesting; provided however, that any extension of such period by the Board in excess of three (3) months from the date of termination shall cause an Incentive Stock Option so extended to become a Nonstatutory Stock Option, effective as of the date of Board action. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement or as otherwise determined above, the Option shall terminate, and the shares covered by such Option shall revert to the Plan. Notwithstanding the foregoing, the Board shall have the power to permit an Option to continue to vest during the Post-Termination Exercise Period.

      (g) Disability of Optionee. In the event an Optionee’s Continuous Service terminates as a result of the Optionee’s disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of

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(i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      (h) Death of Optionee. In the event of the death of an Optionee during, or within a three (3)-month period after the termination of, the Optionee’s Continuous Service, the Option may be exercised to the extent vested by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      (i) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.	STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

      Awards of stock bonuses and restricted stock shall no longer be granted under the Plan, as amended effective March 21, 2002. Any prior such awards shall be governed by the terms of the Plan then in effect.

8.	COVENANTS OF THE COMPANY.

      (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the “Securities Act”) either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10.	MISCELLANEOUS.

      (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

      (b) Neither an Employee, Director nor a Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a

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holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

      (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate, or to continue serving as a Consultant and Director, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant’s agreement with the Company or Affiliate or service as a Director pursuant to the Company’s By-Laws.

      (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

      (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

      (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; or (2) delivering to the Company owned and unencumbered shares of the Common Stock of the Company which have been held by the Optionee for over six (6) months. However, the Fair Market Value of shares of Common Stock delivered for such purposes shall not be in excess of the minimum amount of tax withholding required by statute.

11. ADJUSTMENTS UPON CHANGES IN STOCK.

      (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the maximum number of shares subject to award to any person during any calendar year, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

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      (b) In the event of a Change in Control, (i) any surviving or acquiring corporation shall assume Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) in the event any surviving or acquiring corporation refuses to assume such Stock Awards or to substitute similar Stock Awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards and the time during which such Stock Awards may be exercised shall be accelerated prior to such event and the Stock Awards terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to such event.

      In addition, with respect to any person who was providing services as an Employee, Director or Consultant immediately prior to the consummation of the Change in Control, any Stock Awards held by such persons shall immediately become fully vested and exercisable, and any repurchase right by the Company with respect to shares acquired by such person under a Stock Award shall lapse, if such person’s Continuous Service is terminated other than for Cause within twelve (12) months following consummation of the Change in Control. For purposes of the Plan, “Cause” shall mean willful conduct that is materially injurious to the Company (or any Affiliate) or any successor thereto, whether financial or otherwise.

      For purposes of this Plan, “Change in Control” means: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

      (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

      (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

      (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

      (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any

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such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

14. STOCKHOLDER APPROVAL.

      No Stock Awards granted under the Plan shall be exercisable in whole or part unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

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GENE LOGIC INC.

1997 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

Adopted on September 29, 1997

Approved by Stockholders on November 11, 1997
Corrected by the Board of Directors September 9, 1998
Amended by the Board of Directors March 19, 1999
Amendment Approved by Stockholders June 8, 1999
Amended by the Board of Directors March 21, 2002

1.	PURPOSE.

      (a) The purpose of the 1997 Non-Employee Directors’ Stock Option Plan (the “Plan”) is to provide a means by which each director of Gene Logic inc. (the “Company”) who is not otherwise at the time of grant an employee of or consultant to the Company or of any Affiliate of the Company (each such person being hereafter referred to as a “Non-Employee Director”) will be given an opportunity to purchase stock of the Company.

      (b) The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

      (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.	ADMINISTRATION.

      (a) The Plan shall be administered by the Board of Directors of the Company (the “Board”) unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

      (b) The Board may delegate administration of the Plan to a committee composed of two (2) or more members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.	SHARES SUBJECT TO THE PLAN.

      (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate five hundred seventy-five thousand (575,000) shares of the Company’s common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.	ELIGIBILITY.

      Options shall be granted only to Non-Employee Directors of the Company.

5.	NON-DISCRETIONARY GRANTS.

      (a) Each person who is first elected or appointed to the Board as a Non-Employee Director after the Adoption Date shall automatically be granted, on the date of such initial election or appointment, an option to purchase thirty thousand (30,000) shares of common stock of the Company on the terms and conditions set forth herein (hereinafter, an “Initial Grant”).

      (b) Immediately following each annual meeting of stockholders, each person who is then a Non-Employee Director and who has continuously served as a Non-Employee Director for the six (6)-month period prior to the date of the such annual meeting of stockholders, shall automatically be granted, an option to purchase fifteen thousand (15,000) shares of common stock of the Company on the terms and conditions set forth herein (hereinafter, an “Annual Grant”).

6.	OPTION PROVISIONS.

      Each option shall be subject to the following terms and conditions:

      (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date (“Expiration Date”) ten (10) years from the date of grant. If the optionee’s service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee’s death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee’s death. In any and all circumstances, an option may be exercised following termination of the optionee’s service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable as of the date of termination of all such service under the provisions of subparagraph 6(e).

      (b) The exercise price of each option shall be equal to one hundred percent (100%) of the Fair Market Value of the stock (as such term is defined in subsection 9(e) of this Plan) subject to such option on the date such option is granted.

      (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

(i) In cash (or check) at the time of exercise;

(ii) Provided that at the time of the exercise the Company’s common stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company’s reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its Fair Market Value on the date immediately preceding the date of exercise; or

(iii) Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Company’s common stock or pursuant to the terms of irrevocable instructions issued by the optionee prior to the issuance of shares of the Company’s common stock.

(iv) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) through 6(c)(iii) above.

      (d) An option shall be transferable only to the extent specifically provided in the option agreement; provided, however, that if the option agreement does not specifically provide for the transferability of an option, then the option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 166-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

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      (e)(i) An Initial Grant shall become exercisable in four (4) equal annual installments measured from the date of grant, commencing on the one (1)-year anniversary of the date of grant of the option, and (ii) an Annual Grant shall become exercisable one (1) year from the date of grant, provided that, with respect to any grant under the Plan, the optionee has, during the entire period prior to such vesting installment date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

      (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee’s knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person’s own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise of the option has been registered under a then currently-effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionee or permitting the optionee to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

      (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.	COVENANTS OF THE COMPANY.

      (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.	USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.	MISCELLANEOUS.

      (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

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      (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or stockholders or any Affiliate, to remove any Non-Employee Director pursuant to the Company’s Bylaws and the provisions of Delaware General Corporations Law.

      (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

      (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company’s obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal, state or local withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

      (e) As used in this Plan, “Fair Market Value” means, as of any date, the value of the common stock of the Company determined as follows:

(i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(ii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10.	ADJUSTMENTS UPON CHANGES IN STOCK.

      (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

      (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent not prohibited by applicable law, the time during which options outstanding under the Plan may be exercised, and the vesting of such options, shall be accelerated prior to such event and the options terminated if not exercised after such acceleration and at or prior to such event.

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11.	AMENDMENT OF THE PLAN.

      (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or securities exchange listing requirements.

      (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.	TERMINATION OR SUSPENSION OF THE PLAN.

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on August 31, 2007. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

      (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.	EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

      (a) The Plan shall become effective upon adoption by the Board (the “Adoption Date”).

      (b) No option granted under the Plan shall be exercised or become exercisable unless and until the Plan is approved by the stockholders of the Company.

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GENE LOGIC INC.

EMPLOYEE STOCK PURCHASE PLAN

Adopted September 29, 1997

Approved by the Stockholders on November 11, 1997
Amended by the Board of Directors March 9, 2000
Amendment Approved by Stockholders June 8, 2000
Amended by the Board of Directors July 26, 2000
Amended by the Board of Directors June 7, 2001
Amended by the Board of Directors March 21, 2002

1.   PURPOSE.

      (a) The purpose of the Employee Stock Purchase Plan (the “Plan”) is to provide a means by which employees of Gene Logic Inc., a Delaware corporation (the “Company”), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

      (b) The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

      (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

      (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

2.   ADMINISTRATION.

      (a) The Plan shall be administered by the Board of Directors (the “Board”) of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan as provided in paragraph 13.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

      (c) The Board may delegate administration of the Plan to a Committee composed of two (2) or more members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN.

      (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate seven hundred fifty thousand (750,000) shares of the Company’s common stock (the “Common Stock”). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   GRANT OF RIGHTS; OFFERING.

      (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

      (b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.   ELIGIBILITY.

      (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee’s customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

      (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that

2

Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

(i) the date on which such right is granted shall be the “Offering Date” of such right for all purposes, including determination of the exercise price of such right;

(ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

      (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

      (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

      (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.   RIGHTS; PURCHASE PRICE.

      (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee’s Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; provided, however, the fifteen percent (15%) maximum set forth in this subsection 6(a) shall not include any amounts that are either (i) carried over following a pro rata allocation of shares pursuant to subsection 8(a), or (ii) contributed by an eligible employee pursuant to the provisions of subsection 8(a) (“Supplemental Contributions”). The Board or the Committee shall establish one or more dates during an Offering (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

      (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

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      (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

(i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

(ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.   PARTICIPATION; WITHDRAWAL; TERMINATION.

      (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Subject to the provisions of subsection 6(a), each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee’s Earnings during the Offering and, to the extent applicable, any Supplemental Contributions made by the employee as permitted under subsection 8(a). “Earnings” is defined as an employee’s regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company intended to comply with Section 401(k), Section 402(e)(3), Section 125, Section 402(h), or Section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), any may also include or exclude (as provided for each Offering) the following items of compensation: bonuses, commissions, overtime pay, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or Committee. The payroll deductions made for, and any additional contributions made by, each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. Subject to the provisions of subsections 6(a) and 8(a), a participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

      (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant’s interest in that Offering shall be automatically terminated. A participant’s withdrawal from an Offering will have no effect upon such participant’s eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

      (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of a participant’s employment with the Company and any designated Affiliate, for any reason, or upon such participant’s failure to meet the eligibility requirements set forth in Section 5 herein, and the Company shall distribute to such terminated or otherwise ineligible employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated or otherwise ineligible employee) under the Offering, without interest. Notwithstanding the foregoing, if any participant is ineligible to participate as a result of the operation of Subsection 5(d) herein, the Company shall distribute to such ineligible employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the ineligible employee) under the Offering, without interest,

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unless such ineligible employee elects to have any accumulated payroll deductions remaining in such ineligible employee’s account after the operation of Subsection 5(d) herein carried over and applied to the purchase of shares on a subsequent Purchase Date of the Offering in effect at that time. Notwithstanding the first sentence of this Subsection 7(c), if an eligible employee’s participation in the Plan ends as the result of a transfer from the Company or a designated Affiliate to an Affiliate which is not a designated Affiliate under the Plan, accumulated payroll deductions under the Offering up to the date of transfer on behalf of such employee (which had not been previously used to acquire stock) will be applied to the purchase of whole shares of stock of the Company on the next Purchase Date in accordance with Section 8 unless the transferred employee requests withdrawal of such proceeds pursuant to Subsection 7(b) prior to the Purchase Date.

      (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.   EXERCISE.

      (a) On each Purchase Date specified in the relevant Offering, each participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering document specifically provides otherwise. The amount, if any, of accumulated payroll deductions remaining in each participant’s account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant’s account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest; provided, however, that if the Board is required to make a pro rata allocation of shares pursuant to subsection 6(b), the Board shall have the discretion to provide that, each participant may elect to have any accumulated payroll deductions remaining in such participant’s account after such pro rata allocation carried over and applied to the purchase of shares under a new offering, provided further that if such carry-over is provided for by the Board, each eligible employee must be permitted the opportunity to contribute additional funds (through a carry-over, payroll deduction, cash contribution, or any combination of the foregoing), in an amount as determined by the Board.

      (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

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9.	COVENANTS OF THE COMPANY.

      (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

      (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.	USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.	RIGHTS AS A STOCKHOLDER.

      A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant’s shares acquired upon exercise of rights hereunder are recorded in the books of the Company.

12.	ADJUSTMENTS UPON CHANGES IN STOCK.

      (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

      (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants’ accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants’ rights under the ongoing Offering terminated.

13.	AMENDMENT OF THE PLAN.

      (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment

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if such amendment requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or securities exchange requirements.

      (b) The Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

      (c) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.	DESIGNATION OF BENEFICIARY.

      (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death during an Offering.

      (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.	TERMINATION OR SUSPENSION OF THE PLAN.

      (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.	EFFECTIVE DATE OF PLAN.

      The Plan shall become effective upon the Company’s initial public offering of shares of common stock (the “Effective Date”), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

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GENE LOGIC INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2002

     The undersigned hereby appoints Mark D. Gessler and Philip L. Rohrer, Jr., and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of GENE LOGIC INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of GENE LOGIC INC. to be held at the Company’s executive offices, 708 Quince Orchard Road, Gaithersburg, Maryland 20878, on Thursday, June 6, 2002 at 3:00 p.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2, 3, 4, AND 5, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ON THE OTHER SIDE.

(CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

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Please mark your votes as indicated in this example. [ X ]

[ ]	FOR all nominees listed below (except as marked to the contrary below)	[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below.

Proposal 1: To elect two directors to hold office until the 2005 Annual Meeting of Stockholders.

Nominees: (01) Mark D. Gessler and (02) J. Stark Thompson, Ph.D.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) WRITE SUCH NOMINEE(S)’ NAME(S) OR NUMBER(S) BELOW.

______________________________

______________________________

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4 AND 5.

Proposal 2: To approve the Company’s 1997 Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,000,000 shares.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

Proposal 3: To approve the Company’s 1997 Non-Employee Directors’ Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 250,000 shares.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

Proposal 4: To approve the Company’s Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 250,000 shares.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

Proposal 5: To ratify selection of Ernst & Young LLP as independent auditors of the Company for its year ending December 31, 2002.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Dated

Signature(s)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

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